Exhibit 99.1
                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact: William J. Wagner, President and Chief Executive Officer (814) 726-2140
         William W. Harvey, Jr., Senior Vice President and Chief Financial Officer (814) 726-2140

        Northwest Bancorp, Inc. Announces Quarterly Earnings and Dividend
                                   Declaration

Warren, Pennsylvania January 23, 2006

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended December 31, 2005 of $14.8 million, or $0.29 per diluted share. This represents an increase of $2.1 million, or 16.4%, over the same quarter last year when net income was $12.7 million, or $0.25 per diluted share. This increase resulted primarily from an increase in noninterest income and a decrease in income tax expense. The increase in noninterest income is primarily a result of increased service charges and fees and the decrease in income tax expense is the result of a lower effective tax rate due primarily to the receipt of federal and state tax credits.

The annualized returns on average shareholders' equity and average assets for the current quarter were 10.03% and 0.92%, respectively, compared to 9.16% and 0.80% for the same quarter last year.

Net income for the current quarter of $14.8 million increased by $807,000, or 5.8%, compared to the quarter ended September 30, 2005 when net income was $14.0 million. This increase is primarily attributable to an increase in noninterest income due to higher service charges and fees as well as a lower effective tax rate.

As previously announced, the Company has changed its fiscal year end from June 30 to December 31, and as such, the results currently being released represent the results of the Company's six-month transition period ended December 31, 2005.

Net income for the six-month transition period ended December 31, 2005 of $28.8 million, or $0.56 per diluted share, represents an increase of $1.9 million, or 7.2% over net income of $26.9 million, or $0.54 per diluted share, for the six-month period ended December 31, 2004.

The annualized returns on average shareholders' equity and average assets were 9.81% and 0.91%, respectively, for the current six-month period compared to 9.67% and 0.85% for the prior-year period.

In making this announcement, William J. Wagner, President and CEO, noted, "We are pleased to again report an increase in earnings despite the challenges of the current interest rate environment. Our net interest margin remained extremely stable over the past twelve months and we were able to realize significant increases in fee income to offset modest increases in operating expense. All things considered, we have realized significant increases in income over the last several years and we remain focused on making further improvements to our business model in the years ahead."

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share to be paid on February 16, 2006 to shareholders of record as of February 2, 2006. Because of the change in the Company's year end to December 31, the next shareholders' meeting is scheduled to be conducted on May 17, 2006.

During the quarter, the Company announced that it had entered into a merger agreement with Maryland Permanent Bank in Owings Mills, Maryland. Maryland Permanent Bank, which has two offices and assets of $85.0 million, will complement the Company's two existing offices in Baltimore, which have assets of $341.0 million.

Founded in 1896 and headquartered in Warren, Pennsylvania, Northwest Bancorp, Inc., through its subsidiary Northwest Savings Bank, currently operates 153 community banking locations in Pennsylvania, New York, Ohio, Maryland and Florida. Northwest Savings Bank is a full-service financial institution offering all lines of retail and business banking products as well as trust and investment management services. The Company also operates 50 consumer finance offices in Pennsylvania and New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.

-------------------------------------------------------------------------------

In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

                    Northwest Bancorp, Inc. and Subsidiaries
                 Consolidated Statements of Financial Condition
                (Dollars in thousands, except per share amounts)



                                                                                            December 31,       June 30,
                                      Assets                                                    2005            2005 *
----------------------------------------------------------------------------------          ------------     ------------
Cash and cash equivalents                                                                   $     83,685           83,651
Interest-earning deposits in other financial institutions                                         67,243           52,237
Federal funds sold and other short-term investments                                                1,164                -
Marketable securities available-for-sale (amortized cost of $616,792 and $671,137)               613,836          675,183
Marketable securities held-to-maturity (market value of $636,507 and $709,468)                   634,258          702,979
                                                                                            ------------     ------------
        Total cash, interest-earning deposits and marketable securities                        1,400,186        1,514,050

Mortgage loans - one- to four- family                                                          2,767,105        2,644,063
Commercial real estate loans                                                                     577,130          526,030
Consumer loans                                                                                 1,160,930        1,099,470
Commercial business loans                                                                        150,515          138,884
                                                                                            ------------     ------------
     Total loans receivable                                                                    4,655,680        4,408,447
Allowance for loan losses                                                                        (33,411)         (31,563)
                                                                                            ------------     ------------
     Loans receivable, net                                                                     4,622,269        4,376,884

Federal Home Loan Bank stock, at cost                                                             33,130           33,055
Accrued interest receivable                                                                       25,053           24,387
Real estate owed, net                                                                              4,872            6,685
Premises and Equipment, net                                                                       96,981           96,028
Bank owned life insurance                                                                        106,737          104,573
Goodwill                                                                                         150,485          142,078
Other intangible assets                                                                           11,477           11,920
Other assets                                                                                      26,117           20,822
                                                                                            ------------     ------------
     Total assets                                                                           $  6,477,307        6,330,482
                                                                                            ============     ============

                       Liabilities and Shareholders' equity
----------------------------------------------------------------------------------
Liabilities:
     Noninterest-bearing demand deposits                                                       $ 289,427          264,746
     Interest-bearing demand deposits                                                            668,235          679,422
     Savings deposits                                                                          1,531,916        1,681,291
     Time deposits                                                                             2,738,901        2,562,487
                                                                                            ------------     ------------
        Total deposits                                                                         5,228,479        5,187,946

     Borrowed funds                                                                              417,356          410,344
     Advances by borrowers for taxes and insurance                                                24,742           30,769
     Accrued interest payable                                                                      4,387            4,020
     Other liabilities                                                                            11,529           13,151
     Junior subordinated debentures                                                              205,156          102,062
                                                                                            ------------     ------------
        Total liabilities                                                                      5,891,649        5,748,292

Shareholders' equity:
     Preferred stock, $0.10 par value: 50,000,000 shares authorized, no shares issued                  -                -
     Common stock, $0.10 par value: 500,000,000 shares authorized
        51,076,836 and 50,843,805 issued, respectively                                             5,108            5,084
     Paid-in-capital                                                                             213,018          210,804
     Retained earnings                                                                           389,985          367,255
     Accumulated other comprehensive income:
        Net unrealized gain/ (loss) on securities, net of taxes                                     (384)           4,514
     Treasury stock of 766,400 and -0- shares, respectively, at cost                             (17,183)               -
     Unearned compensation - Recognition and Retention Plan                                       (4,886)          (5,467)
                                                                                            ------------     ------------
        Total shareholders' equity                                                               585,658          582,190
                                                                                            ------------     ------------
        Total liabilities and shareholders' equity                                          $  6,477,307        6,330,482
                                                                                            ============     ============

                          Equity to assets                                                         9.04%            9.20%
                          Book value per share *                                                  $11.64           $11.45
                          Closing market price per share                                          $21.26           $21.26
                          Full time equivalent employees                                           1,686            1,660
                          Number of banking offices                                                  153              153

     * - Revised to reflect the adoption of SFAS 123 (revised).

                    Northwest Bancorp, Inc. and Subsidiaries
                        Consolidated Statements of Income
                (Dollars in thousands, except per share amounts)

                                                               Three months ended                Six months ended
                                                                  December 31,                     December 31,
                                                              2005            2004*            2005            2004*
                                                          -----------      -----------     -----------      -----------
Interest income:
     Loans receivable                                     $    72,155           64,571         141,164          127,998
     Mortgage-backed securities                                 5,579            6,590          11,332           13,286
     Taxable investment securities                              5,607            3,926          10,943            7,688
     Tax-free investment securities                             2,938            3,070           5,922            6,162
     Interest-earning deposits                                    433            1,311           1,088            2,467
                                                          -----------      -----------     -----------      -----------
         Total interest income                                 86,712           79,468         170,449          157,601

Interest expense:
     Deposits                                                  33,755           27,049          65,349           53,326
     Borrowed funds                                             7,270            7,033          14,065           14,056
                                                          -----------      -----------     -----------      -----------
         Total interest expense                                41,025           34,082          79,414           67,382

         Net interest income                                   45,687           45,386          91,035           90,219
Provision for loan losses                                       2,311            2,164           4,722            4,003
                                                          -----------      -----------     -----------      -----------
         Net interest income after provision
         for loan losses                                       43,376           43,222          86,313           86,216

Noninterest income:
     Service charges and fees                                   6,173            4,044          11,949            8,022
     Trust and other financial services income                  1,187            1,057           2,267            2,112
     Insurance commission income                                  624              557           1,272            1,021
     Gain on sale of investments                                    -               12               -              142
     Gain/ (loss) on sale of loans, net                           233              (56)            308             (135)
     Gain on sale of real estate owned, net                       301              127             788              152
     Income from bank owned life insurance                      1,074            1,095           2,160            2,240
     Other operating income                                       594              665           1,107            1,557
                                                          -----------      -----------     -----------      -----------
         Total noninterest income                              10,186            7,501          19,851           15,111

Noninterest expense:
     Compensation and employee benefits                        18,909           18,407          36,382           35,537
     Premises and occupancy costs                               4,799            4,187           9,511            8,318
     Office operations                                          2,894            2,984           5,910            5,677
     Processing expenses                                        2,550            2,576           5,251            5,022
     Advertising                                                  595            1,083           1,308            1,701
     Amortization of intangible assets                            947            1,075           1,932            2,457
     Other expense                                              3,168            2,292           6,023            4,327
                                                          -----------      -----------     -----------      -----------
         Total noninterest expense                             33,862           32,604          66,317           63,039
                                                          -----------      -----------     -----------      -----------

         Income before income taxes                            19,700           18,119          39,847           38,288
     Income taxes                                               4,872            5,380          10,998           11,374
                                                          -----------      -----------     -----------      -----------

            Net income                                    $    14,828           12,739          28,849           26,914
                                                          ===========      ===========     ===========      ===========

Basic earnings per share                                        $0.29            $0.26           $0.57            $0.55

Diluted earnings per share                                      $0.29            $0.25           $0.56            $0.54

Return on average equity                                       10.03%            9.16%           9.81%            9.67%
Return on average assets                                        0.92%            0.80%           0.91%            0.85%

Basic common shares outstanding                            50,812,098       49,946,824      50,849,807       49,114,517
Diluted common shares outstanding                          51,079,138       50,469,053      51,164,118       49,634,548


     * - Revised to reflect the adoption of SFAS 123 (revised).

                    Northwest Bancorp, Inc. and Subsidiaries
                               Supplementary data
                             (Dollars in thousands)

                                                                    Three months                Six months
                                                                 ended December 31,         ended December 31,
                                                                 2005          2004         2005          2004
                                                               ---------     ---------    ---------     ---------
Allowance for loan losses
     Beginning balance                                            32,577        29,999       31,563        30,670
     Provision                                                     2,311         2,164        4,722         4,003
     Charge-offs                                                  (1,988)       (2,724)      (3,639)       (5,349)
     Recoveries                                                      256           189          510           304
     Acquisitions                                                    255             -          255             -
                                                               ---------     ---------    ---------     ---------
     Ending balance                                               33,411        29,628       33,411        29,628

Net charge-offs to average loans, annualized                       0.15%         0.24%        0.14%         0.24%


                                                                     December 31,                 June 30,
                                                                  2005          2004         2005          2004
                                                               ---------     ---------    ---------     ---------
Non-performing loans                                              43,016        32,038       33,610        32,505
Real estate owned, net                                             4,872         7,274        6,685         3,951
                                                               ---------     ---------    ---------     ---------
Non-performing assets                                             47,888        39,312       40,295        36,456


Non-performing loans to total loans                                0.92%         0.76%        0.76%         0.80%

Non-performing assets to total assets                              0.74%         0.62%        0.64%         0.57%

Allowance for loan losses to total loans                           0.72%         0.70%        0.72%         0.75%

Allowance for loan losses to non-performing loans                 77.67%        92.48%       93.91%        94.35%


                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                             Three Months Ended December 31,

                                                         2005                                     2004
                                                      --------------------------------------------------------------------------
                                                        Average     Interest       Avg.        Average      Interest       Avg.
                                                        Balance                   Yield/       Balance                    Yield/
                                                                                   Cost                                    Cost
                                                      --------------------------------------------------------------------------
ASSETS:
-------
Interest earning assets:
   Loans receivable (a) (b) (d)                       $ 4,605,314  $    72,575     6.30%      $ 4,193,225  $    64,889    6.19%
   Mortgage-backed securities (c)                     $   541,958  $     5,579     4.12%      $   753,321  $     6,590    3.50%
   Investment securities (c) (d) (e)                  $   730,216  $     9,874     5.41%      $   634,089  $     8,495    5.36%
   FHLB stock                                         $    35,167  $       252     2.87%      $    37,262  $       155    1.66%
   Other interest earning deposits                    $    40,124  $       433     4.32%      $   297,722  $     1,311    1.76%
                                                      -----------  -----------                -----------  -----------

Total interest earning assets                         $ 5,952,779  $    88,713     5.96%      $ 5,915,619  $    81,440    5.51%

Noninterest earning assets (f)                        $   464,377                             $   427,617
                                                      -----------                             -----------

TOTAL ASSETS                                          $ 6,417,156                             $ 6,343,236
                                                      ===========                             ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:
-------------------------------------
Interest bearing liabilities:
   Savings accounts                                   $   954,593  $     3,416     1.42%      $ 1,095,351  $     3,648    1.33%
   Now accounts                                       $   669,476  $     2,019     1.20%      $   664,768  $     1,234    0.74%
   Money market demand accounts                       $   606,859  $     3,972     2.60%      $   777,265  $     3,467    1.78%
   Certificate accounts                               $ 2,693,261  $    24,348     3.59%      $ 2,420,583  $    18,700    3.09%
   Borrowed funds (g)                                 $   417,003  $     4,765     4.53%      $   443,979  $     5,035    4.54%
   Debentures                                         $   124,233  $     2,505     8.00%      $   102,062  $     1,998    7.83%
                                                      -----------  -----------                -----------  -----------

Total interest bearing liabilities                    $ 5,465,425  $    41,025     2.98%      $ 5,504,008  $    34,082    2.48%

Noninterest bearing liabilities                       $   360,578                             $   282,922
                                                      -----------                             -----------

Total liabilities                                     $ 5,826,003                             $ 5,786,930

Shareholders' equity                                  $   591,153                             $   556,306
                                                      -----------                             -----------

TOTAL LIABILITIES AND EQUITY                          $ 6,417,156                             $ 6,343,236
                                                      ===========                             ===========

Net interest income/ Interest rate spread                          $    47,688     2.98%                   $    47,358    3.03%

Net interest earning assets/ Net interest margin        $ 487,354                  3.20%      $   411,611                 3.20%

Ratio of interest earning assets to
 interest bearing liabilities                               1.09X                                   1.07X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include Fannie Mae and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                        Six Months Ended December 31,
                                                                  2005                                 2004
                                                  -----------------------------------------------------------------------
                                                    Average     Interest       Avg.      Average     Interest       Avg.
                                                    Balance                   Yield/     Balance                   Yield/
                                                                               Cost                                 Cost
                                                  -----------------------------------------------------------------------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                   $ 4,532,523   $  141,983    6.27%    $ 4,157,376    $ 128,623    6.19%
   Mortgage-backed securities (c)                 $   568,879   $   11,332    3.98%    $   772,434    $  13,286    3.44%
   Investment securities (c) (d) (e)              $   731,612   $   19,585    5.35%    $   632,350    $  16,877    5.34%
   FHLB stock                                     $    34,467   $      468    2.72%    $    38,073    $     291    1.53%
   Other interest earning deposits                $    56,594   $    1,088    3.84%    $   324,120    $   2,467    1.52%
                                                  -----------   ----------             -----------    ---------

Total interest earning assets                     $ 5,924,075   $  174,456    5.89%    $ 5,924,353    $ 161,544    5.45%

Noninterest earning assets (f)                    $   448,639                          $   423,843
                                                  -----------                          -----------

TOTAL ASSETS                                      $ 6,372,714                          $ 6,348,196
                                                  ===========                          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                               $   987,053   $    7,035    1.41%    $ 1,088,531    $   7,325    1.35%
   Now accounts                                   $   672,092   $    3,839    1.13%    $   665,356    $   2,357    0.71%
   Money market demand accounts                   $   610,655   $    7,668    2.49%    $   832,161    $   7,167    1.72%
   Certificate accounts                           $ 2,642,507   $   46,807    3.51%    $ 2,384,768    $  36,477    3.06%
   Borrowed funds (g)                             $   413,946   $    9,443    4.53%    $   446,854    $  10,092    4.52%
   Debentures                                     $   113,147   $    4,622    8.10%    $   102,062    $   3,964    7.77%
                                                  -----------   ----------             -----------    ---------

Total interest bearing liabilities                $ 5,439,400   $   79,414    2.90%    $ 5,519,732    $  67,382    2.44%

Noninterest bearing liabilities                   $   345,074                          $   272,046
                                                  -----------                          -----------

Total liabilities                                 $ 5,784,474                          $ 5,791,778

Shareholders' equity                              $   588,240                          $   556,418
                                                  -----------                          -----------

TOTAL LIABILITIES AND EQUITY                      $ 6,372,714                          $ 6,348,196
                                                  ===========                          ===========

Net interest income/ Interest rate spread                       $   95,042    2.99%                   $  94,162    3.01%

Net interest earning assets/ Net interest margin  $   484,675                 3.21%    $   404,621                 3.18%

Ratio of interest earning assets to
 interest bearing liabilities                           1.09X                                1.07X

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses, which was not material.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include Fannie Mae and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.